UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2006

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - Results of Operations and Financial Condition.

On April 5, 2006, the Company issued a press release containing information about the Company’s results of operations for its fiscal quarter and six months ended February 28, 2006. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01. Other Events.

On March 30, 2006, the Board of Directors authorized the repurchase of an additional 2,000,000 shares of the Company’s outstanding common stock and declared a quarterly dividend of 15 cents per share. On April 3, 2006, the Company issued a press release announcing these actions. A copy of the press release attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Designation	Description
99.1	Press Release dated April 5, 2006 (Filed with the Commission as part of this Form 8-K.)

99.2	Press Release dated April 3, 2006 (Filed with the Commission as part of this Form 8-K.)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2006

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece
Senior Vice President and Chief Financial Officer